Exhibit 10.8

SUBSCRIPTION AGREEMENT

SUBSCRIBER’S NAME:

DATED AS OF AUGUST            , 2011

BY AND BETWEEN

LEGEND OIL AND GAS LTD.

AND

THE SUBSCRIBER LISTED BELOW

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR THE SECURITIES COMMISSION OF ANY STATE, NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT (THE “AGREEMENT”). ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE RESTRICTED UNITS ARE BEING OFFERED ONLY TO SUBSCRIBERS WHO ARE NOT “U.S. PERSONS’ UNDER THE DEFINITION SET FORTH IN REGULATION S.

THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

EACH RECIPIENT OF THIS SUBSCRIPTION AGREEMENT IS ENCOURAGED TO AVAIL ITSELF OF THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, THE COMPANY CONCERNING ITS BUSINESS OPERATIONS, THE TERMS AND CONDITIONS OF THIS OFFERING AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THAT IT IS POSSESSED OR OBTAINABLE WITHOUT UNREASONABLE EFFORT OR EXPENSE, NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION IN THIS PURCHASE AGREEMENT. ANY SUBSCRIBERS HAVING ANY QUESTIONS REGARDING THIS OFFERING OR DESIRING ANY ADDITIONAL INFORMATION OR DOCUMENTS TO VERIFY OR SUPPLEMENT THE INFORMATION CONTAINED HEREIN SHOULD CONTACT JAMES VANDEBERG, VICE PRESIDENT, LEGEND OIL AND GAS LTD., 601 UNION ST, STE 4500, SEATTLE, WA 98101.

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of the date set forth on the signature page hereof between Legend Oil and Gas Ltd., a Colorado corporation (the “Company”) and the undersigned (the “Subscriber”) (referred to collectively herein as the “Parties”).

W I T N E S S E T H

WHEREAS, the Company desires to sell and Subscriber desires to purchase that number of units, each unit consisting of one share of Company restricted Convertible Preferred Stock (the “Preferred Stock”) and one warrant to purchase an additional share of Company common stock at $2.00 per share for a period of 3 years (the “Warrants”) from the date hereof (the “Units”) as set forth below;

WHEREAS, the Subscriber has been furnished Offering Documents, as hereinafter defined; and

WHEREAS, the Subscriber, after carefully reviewing the Offering Documents, desires to purchase Units pursuant to the terms and conditions contained in this Agreement.

NOW THEREFORE, IN CONSIDERATION FOR THE MUTUAL COVENANTS AND AGREEMENTS SET FORTH HEREIN, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

Definitions

“Preferred Stock” shall mean the Company’s Convertible Preferred Stock, each share of which is convertible into one share of Company common stock.

“Offering” shall mean the Company’s offer to sell and sale of the Company’s Units described and set forth herein.

“Offering Documents” shall mean this Agreement and the Term Sheet attached here to as Exhibit A.

1. Subscription for Units and Representations by Subscriber.

1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company             Units, pursuant to the terms and conditions set forth herein, and as is set forth on the signature page hereof, and the Company agrees to sell such Units to the Subscriber at a per Unit price of $2.00 United States Dollars or a total purchase price of $            United States Dollars (the “Purchase Price”). Certificates for the Convertible Preferred Stock and Warrants will be delivered by the Company to the Subscriber promptly following the receipt of this Agreement and payment in full satisfaction of the Purchase Price.

1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Company is a development stage company but does have specific business plans; (ii) following completion of its current financing, the Company will have approximately 49,000,000 shares of common stock issued and outstanding on a fully diluted basis assuming full conversion of the Preferred Stock; and (iii) the Units are being offered pursuant to an exemption from registration under Regulation S promulgated under the Securities Act of 1933, as amended (the “Act”). It is further acknowledged that the Undersigned: (i) is not relying upon any representations other than those specifically made by officers or representatives of the Company and (ii) has had access to the Company’s officers and directors and has reviewed or had access to the Company’s business plan for purposes of obtaining any information requested by the Undersigned.

1.3 The Subscriber represents that the Subscriber is not a U.S. Person as defined under Regulation S promulgated under the Act.

1.4 The Subscriber hereby acknowledges and represents that (i) the Subscriber has prior investment experience, including investment in non-listed and unregistered securities, or that the Subscriber has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective Subscribers to evaluate the merits and risks of such an investment on the Subscriber’s behalf, (ii) the Subscriber recognizes the highly speculative nature of an investment in the Units, and (iii) the Subscriber is able to bear the economic risk and illiquidity which the Subscriber assumes by investing in the Units.

1.5 The Subscriber (i) hereby represents that the Subscriber has been furnished the opportunity during the course of this transaction the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of this transaction and (ii) has been afforded the opportunity to request any information which the Subscriber believes will assist them in making their investment decision.

1.6 (a) To the extent necessary, the Subscriber has retained, at its own expense, and relied upon the advice of appropriate professionals regarding the purchase, tax and legal merits and consequences of this Agreement and its acquisition of the Units hereunder.

(b) The Subscriber represents that (i) the Subscriber was contacted regarding the Units by a representative of the Company with whom the Subscriber had a prior substantial pre-existing relationship, and (ii) no Units were offered or sold to the Subscriber by means of any form of general solicitation or general advertising and in connection therewith the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit or generally available; or (B) attend any seminar, meeting or industry Subscriber conference whose attendees were invited by any general solicitation or general advertising.

1.7 The Subscriber hereby acknowledges that the Units have not been reviewed by the United States Securities and Exchange Commission (the “SEC”) because of the Company’s representations that these Units are intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Sections 3(b), 4(2) and/or 4(6) thereof, and Regulation S promulgated under the Act. The Subscriber agrees that the Subscriber will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Units, except in compliance with the Act and the rules and regulations promulgated thereunder.

1.8 The Subscriber understands that none of the Units have been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Subscriber’s intention. In this connection, the Subscriber hereby represents that the Subscriber is acquiring the Units for the Subscriber’s own account for investment and not with a view toward the resale or distribution thereof to others. The Subscriber, if an entity, was not formed for the purpose of acquiring the Units. The Subscriber understands that Rule 144 promulgated under the Act requires, among other conditions, a six month holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act.

1.9 The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Units under the Act or any state securities or “blue sky” laws other than as set forth in Section 2 hereof. The Subscriber consents that the Company may, if it desires, permit the transfer of the Units out of the Subscriber’s name only when the Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state “blue sky” laws (collectively, “Securities Laws”).

1.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Units indicating that such Units have not been registered under the Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. Any and all certificates representing the Securities purchased and any and all securities issued in replacement thereof or in exchange thereof shall bear the following legend or one substantially similar thereto, which the Subscriber has read and understands:

“THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR LEGEND OIL AND GAS LTD. RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO COUNSEL FOR LEGEND OIL AND GAS LTD. THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.”

1.11 The Subscriber understands that the Company shall have the right to issue stop transfer instructions on its official stock records, and the Subscriber acknowledges that the Company has informed the Subscriber of its intention to issue such instructions.

1.12 The Subscriber understands that the Company will review this Agreement and the Company reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription and to accept subscriptions for Units.

1.13 The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber on the signature page hereof is the Subscriber’s principal residence, if the Subscriber is an individual, or its principal business address if it is a corporation or other entity.

1.14 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to acquire the Units subscribed for hereby. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.15 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other entity, then (a) it is authorized and qualified to become an Subscriber in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so, and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

1.16 The Subscriber represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transaction contemplated by this Agreement. The Subscriber shall indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Subscriber hereunder.

1.17 The Subscriber, whose name appears on the signature line below, shall be the beneficial owner of the Units for which such Subscriber acquires.

1.18 The Subscriber understands, acknowledges and agrees with the Company as follows:

(a) The Company may reject any subscription at any time in its sole discretion. The execution of this Agreement by the Subscriber hereby shall create no obligation on the part of the Company to accept any subscription.

(b) The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, and that, except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder and that if the Subscriber is an individual this Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

(c) No federal or state agency or authority has made any finding or determination as to the accuracy or adequacy of the Offering Documents or as to the fairness of the terms of neither the Offering Documents nor any recommendation or endorsement of the Units. Any representation to the contrary is a criminal offense. In making an investment decision, the Subscriber must rely on its own examination of the Company, including the merits and risks involved.

2. Representations and Warranties.

2.1 Organization; Good Standing; Power and Authority; Binding Obligation. Subscriber has full power and authority to enter into this Agreement, and, for those Subscribers which are corporations (i) such Subscriber is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to carry on its business as now conducted, and (ii) all action on the part of the Subscriber necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Subscriber hereunder and the Subscriber has all requisite power and authority to enter into this Agreement. This Agreement has been duly executed and delivered by Subscriber and, assuming due authorization, execution and delivery by the Company, constitutes Subscriber’s valid and legally binding obligation enforceable against the Subscriber in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency (including, without limitation, all laws relating to fraudulent transfers), moratorium or similar laws affecting creditors’ rights generally, subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and subject to the effect of applicable securities laws as to rights of indemnification.

2.2 Acquire Entirely for Own Account. The Units to be purchased by Subscriber hereunder will be acquired for investment for Subscriber’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the Units. Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to any person with respect to the Units. The Subscriber has not construed the contents of this Agreement, or any additional agreement with respect to the proposed acquisition of the Units or any prior or subsequent communications from the Company, or any of its officers, employees or representatives, as investment, tax or legal advice or as information necessarily applicable to such Subscriber’s particular financial situation. The Subscriber has consulted its own financial advisor, tax advisor, legal counsel and accountant, as necessary or desirable, as to matters concerning his investment in the Units.

2.3 Disclosure. Subscriber has received or reviewed all the information which such Subscriber has requested for the purposes of determining the merits of the Units.

Subscriber has had an opportunity to ask questions and receive answers from the Company regarding the Company and its respective business, operations and financial condition and the terms and conditions of the Units, and answers have been provided to Subscriber’s full satisfaction. Subscriber has been offered the opportunity to review all corporate and governance documents of the Company and such other documents, which Subscriber feels is necessary or appropriate prior to the acquisition of the Units, understands all relevant terms and has asked all questions and received answers thereto to Subscriber’s full satisfaction. If deemed necessary by Subscriber, Subscriber has consulted with a professional advisor who has provided Subscriber with advice concerning terms. SUBSCRIBER ACKNOWLEDGES AND AGREES THAT THE ACQUISITION OF THE UNITS INVOLVES A HIGH DEGREE OF RISK AND MAY RESULT IN A LOSS. EACH SUBSCRIBER FURTHER ACKNOWLEDGES AND AGREES THAT THERE IS NO ASSURANCE THAT THE COMPANY’S OPERATIONS WILL RESULT IN REVENUES OR BE PROFITABLE.

2.4 Restricted Securities. Subscriber understands that the Units being purchased hereunder are “restricted securities” as defined in the Securities Act and that under federal and state securities laws Units may be resold without registration under the Securities Act only in certain limited circumstances. Subscriber is familiar with Rule 144 promulgated by the SEC under the Securities Act, and understands the resale limitations imposed thereby and by the Securities Act generally. Subscriber also acknowledges that the Units are subject to significant restrictions on transfer, pledge or hypothecation.

2.5 Consents and Approvals; No Conflict.

(i) The execution and delivery of this Agreement by the Subscriber does not, and the performance of this Agreement by the Subscriber will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority.

(ii) The execution, delivery and performance of this Agreement by the Subscriber does not (A) in the case of any Subscriber that is not an individual, conflict with or violate the charter or bylaws, partnership or other governing documents of such Subscriber, or (B) conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Subscriber.

3. Covenant of Subscribers. Each Subscriber hereby covenants with the Company that, without in any way limiting the representations set forth in Section 2 above, Subscriber shall not make any disposition of all or any portion of the Units unless and until:

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition, and such disposition is made in accordance with such registration statement; or

(ii) such Subscriber shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and, if requested by the Company, such Subscriber shall have furnished the Company with an opinion of counsel, in form and substance satisfactory to the Company, that such disposition will not require registration of the Units, as the case may be, under the Securities Act.

4. Miscellaneous

4.1 Survival of Warranties. The representations, warranties and covenants of the Subscriber contained in this Agreement shall survive the execution and delivery of this Agreement.

4.2 Successors and Assigns. This Agreement may not be assigned by any party hereto. The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to the principles of conflict of laws thereof.

4.4 Counterparts; Delivery by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of this Agreement may be effected by facsimile.

4.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.6 Notices. Unless otherwise provided, any notice required or permitted hereunder shall be given by personal service upon the party to be notified, by nationwide overnight delivery service or upon deposit with the United States Post Office, by certified mail, return receipt requested and:

(i)

if to the Company, addressed to Legend Oil and Gas Ltd., 1420 5th Avenue, Ste 2200, Seattle, WA 98101, or at such other address as the Company may designate by notice to each of the Subscriber in accordance with the provisions of this Section; and

(ii)	if to the Subscriber, at their respective addresses indicated on the signature pages hereof, or at such other addresses as any one or more Subscribers may designate by notice to the Company in accordance with the provisions of this Section.

4.7 Expenses. The Company and the Subscriber shall pay all of their own costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this

Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

4.8 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either prospectively or retroactively), only with the written consent of the Company and a majority in interest of the Subscriber.

4.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded, and this Agreement shall be otherwise enforceable in accordance with its terms.

4.10 Entire Agreement. This Agreement (including the appendices and schedules hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this      day of July, 2011.

SUBSCRIBER

By:

Title:

Address:

EIN /SSN /ITIN:

Number of Restricted Units:

Subscriber’s Initials:

Name in which securities should be issued:

Subscriber’s Initials:

LEGEND OIL AND GAS LTD.

By:

Its: